UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 8, 2012

CHINA TRANSINFO TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-34134	87-0616524
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

9th Floor, Vision Building,
No. 39 Xueyuanlu, Haidian District,
Beijing, China 100191
(Address of Principal Executive Offices)

(86) 10-51691999
Registrant’s Telephone Number, Including Area Code:

___________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger

On June 8, 2012, China TransInfo Technology Corp., a Nevada corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with TransCloud Company Limited, a Cayman Islands exempted company with limited liability and indirectly wholly owned by Mr. Shudong Xia ("Parent"), TransCloud Acquisition, Inc., a Nevada corporation and a wholly owned, direct subsidiary of Parent ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the "Merger").

Pursuant to the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger, each share of the common stock of the Company (a “Share”) issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive US$5.80 in cash without interest (the “Merger Consideration”), except for (i) Shares held by the Company as treasury stock or owned, directly or indirectly, by Parent, Merger Sub or any wholly owned subsidiary of the Company; and (ii) Shares to be contributed to Parent by Mr. Shudong Xia and certain other stockholders of the Company (collectively, the “Rollover Stockholders”) pursuant to the contribution agreements among Parent and the Rollover Stockholders immediately prior to the effective time of the Merger (the “Rollover Shares”), which will be cancelled without receiving any consideration.

Each of the Company, Parent and Merger Sub has made customary representations and warranties in the Merger Agreement. The Merger contemplated by the Merger Agreement is subject to customary closing conditions, including, but not limited to, (i) adoption of the Merger Agreement by the affirmative vote of both (x) the holders of a majority of the Shares and (y) holders of a majority of the Shares (excluding the Rollover Shares), (ii) the absence of any order, injunction or decree preventing or making illegal the consummation of the Merger, (iii) truth and correctness of each party’s representations and warranties at closing and (iv) the absence of any material adverse effect to the Company. The Merger Agreement may be terminated under certain circumstances, including, among others, termination by mutual agreement of the parties, and termination by either party if the Merger is not consummated on or before April 7, 2013, as set forth in the Merger Agreement.

Parent has secured debt facility from China Development Bank Corporation Hong Kong Branch to finance the transactions contemplated by the Merger Agreement.

The Company’s Board of Directors, acting upon the unanimous recommendation of the Special Committee formed by the Board of Directors, approved the Merger Agreement and resolved to recommend that the Company’s stockholders vote to adopt the Merger Agreement. The Special Committee, which is composed solely of independent directors unrelated to any of Parent, Merger Sub or any of the management members of the Company, negotiated the terms of the Merger Agreement.

Limited Guarantee

In connection with the Merger Agreement, Mr. Shudong Xia and SAIF Partners IV L.P. entered into a limited guarantee (the "Guarantee") in favor of the Company with respect to certain payment obligations of Parent and Merger Sub under the Merger Agreement.

The foregoing description of the Merger Agreement and the Guarantee is qualified in its entirety by reference to the full text of the Merger Agreement and Guarantee, copies of which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference. The Merger Agreement and the Guarantee have been attached to provide investors with information regarding their respective terms. It is not intended to provide any other factual information about the Company or Parent. In particular, representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of the Merger Agreement and should not be relied upon by any investor in the Company, nor should any investor rely upon any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub, or any of their respective subsidiaries or affiliates. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors or may have been used for purposes of allocating risk among the Company, Parent and Merger Sub rather than establishing matters of fact. Investors in the Company are not third-party beneficiaries under the Merger Agreement.

Additional Information and Where to Find It

The Company will file a proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the proposed merger with Merger Sub, pursuant to which the Company would be acquired by Parent. In addition, certain participants in the proposed transaction will prepare and mail to the Company’s stockholders a Schedule 13E-3 transaction statement. These documents will be filed with or furnished to the SEC as soon as practical. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARENT, THE COMPANY, THE PROPOSED MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE PROPOSED MERGER ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE PROPOSED MERGER AND RELATED MATTERS. In addition to receiving the proxy statement and Schedule 13E-3 transaction statement by mail, stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the proposed merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at China TransInfo Technology Corp., 9th Floor, Vision Building, No. 39 Xueyuanlu, Haidian District, Beijing, China 100191, telephone: (86) 10-51691999.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Information regarding the persons who may be considered "participants" in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the proposed Merger when it is filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and Schedule 13E-3 transaction statement and the other relevant documents filed with the SEC when they become available.

Note on Forward-Looking Statements

Certain statements herein that reflect management’s expectations regarding future events are forward-looking in nature and, accordingly, are subject to risks and uncertainties. These forward-looking statements include references to our announced transaction with Parent and Merger Sub. These forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information. These forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include, without limitation, uncertainties as to the timing of the Merger, uncertainties as to whether the stockholders approval will be obtained, the possibility that various closing conditions for the transaction may not be satisfied or waived, the possibility that the debt facility may not be available and other risks and uncertainties discussed in documents filed with the SEC by the Company, as well as the proxy statement and Schedule 13E-3 transaction statement to be filed by the Company. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon these forward-looking statements as predictions of future events. We do not undertake any responsibility to update any of these forward-looking statements to conform our prior statements to actual results or revised expectations, except as expressly required by law.

ITEM 8.01. OTHER EVENTS.

On June 8, 2012, the Company issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of June 8, 2012, by and among TransCloud Company Limited, TransCloud Acquisition, Inc. and the Registrant
10.1	Limited Guarantee, dated as of June 8, 2012, by Mr. Shudong Xia and SAIF Partners IV L.P. in favor of the Registrant
99.1	Press release dated June 8, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China TransInfo Technology Corp.

Date: June 8, 2012

/s/ Shudong Xia
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of June 8, 2012, by and among TransCloud Company Limited, TransCloud Acquisition, Inc. and the Registrant
10.1	Limited Guarantee, dated as of June 8, 2012, by Mr. Shudong Xia and SAIF Partners IV L.P. in favor of the Registrant
99.1	Press release dated June 8, 2012